                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 24, 1999


                                 CELEBRITY, INC.
             (Exact name of registrant as specified in its charter)


         Texas                         75-1289223                0-20802
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number            Identification No.)

4520 Old Troup Highway
Tyler, Texas                                                      75711
(Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code:
                                 (903) 561-3981

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 22, 1999, the Registrant executed the necessary documents to sell to Crest Properties, Ltd., a Texas limited partnership ("Crest")(an entity controlled by Robert H. Patterson, Jr., President and Chief Executive Officer of the Registrant, as described more fully below), (i) a parcel of land and two buildings owned by Registrant and located at 4520 Old Troup Highway, Tyler, Texas (the "Texas Property") and (ii) a parcel of land and a building owned by the Registrant and located at 3200 Centre Park Boulevard, Winston-Salem, North Carolina (the "North Carolina Property", and together with the Texas Property, the "Properties") (the "Sale Transaction"). The aggregate price for the two parcels of $7,500,000 was determined by negotiation between the Registrant and Crest. The price was paid by Crest with (a) $4,444,444 borrowed from Merrill Lynch Business Financial Services, Inc. ("MLBFS"), (b) $2,000,000 in cash and
(c) a promissory note for the balance (net of partial month rents and Crest's expenses for the transaction equaling, in the

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aggregate, approximately $19,000) in the original principal amount of
$1,036,215.91 (the "Promissory Note") executed by Crest, made payable to the Registrant, and secured by second liens on the Properties.

         The Registrant, certain of the Registrant's subsidiaries, RHP Management, LLC, a Texas limited liability company and the general partner of Crest ("RHP Management"), Robert H. Patterson, Jr., individually, RHP Real Estate, Ltd., a Texas limited partnership and a limited partner of Crest ("RHPREL"), and the Residuary Trust Created Under the Last Will and Testament of Robert H. Patterson, Sr., Deceased, the other limited partner of Crest (the "Trust"), have each guaranteed Crest's loan from MLBFS. Robert H. Patterson, Jr., President and Chief Executive Officer of the Registrant, controls RHP Management and RHPREL, and is a beneficiary of the Trust. In connection with the Sales Transaction and the subsequent leasebacks described below, and in consideration for Mr. Patterson's personal guarantee of Crest's loan from MLBFS, the Registrant issued to RHP Management a warrant to purchase 75,000 shares of common stock, par value $.01 per share, of the Registrant ("Common Stock"), at an exercise price of $3.00 per share (the "Warrant"). The Warrant expires April 14, 2004. The Registrant has also paid Crest a closing fee of $150,000 (the "Closing Fee") in connection with the consummation of the Sales Transaction and the subsequent leasebacks described below.

         The Sales Transaction was fully funded on May 24, 1999. The Texas Property was leased back to the Registrant. The North Carolina Property was leased to The Cluett Corporation, a wholly-owned subsidiary of the Registrant ("Cluett"). Cluett's obligations under the lease are guaranteed by the Registrant. The initial term of the leases is 25 years. The initial monthly rent under the leases will be $46,646 for the Texas Property and $28,354 for the North Carolina Property. The rent under each lease will be adjusted at the beginning of the fourth lease year and every three years thereafter commensurate with increases in the Consumer Price Index ("CPI") over the prior three-year period. If there is no increase in the CPI, the rent will remain the same as in the immediately preceding period. Under each lease, the lessee will be responsible for all costs of operating and maintaining the leased premises, including the payment of taxes, insurance and all other maintenance expenses, except for Crest's debt service and income taxes. The terms and conditions of the sale/leaseback (including the Warrant and the Closing Fee described above) were substantially similar to the terms and conditions of a proposed sale/leaseback that the Registrant negotiated from June through October 1998 with an unrelated third party (the "Proposed Third Party Transaction"). The terms and conditions of the sale/leaseback with Crest were reviewed by an independent real estate appraisal and consulting firm, which provided a fairness opinion with respect to such terms and conditions to the Board of Directors of the Registrant, wherein such firm concluded that the terms and conditions of the sale/leaseback are fair, from a financial point of view, to the Registrant. After reviewing such opinion and a comparison of the terms and conditions of the Proposed Third Party Transaction with the terms and conditions of the sale/leaseback with Crest, the terms and conditions of the sale/leaseback with Crest were unanimously approved by the independent members of the Board of Directors of the Registrant.




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         Approximately $1,077,000 of the consideration received by the
Registrant in connection with the Sale Transaction was paid to RHP Management to repay in full all amounts that had previously been loaned to the Registrant by RHP Management, plus all accrued interest on such amounts. Subsequent to the Sale Transaction, RHPREL, the Trust and the Registrant entered into an Agreement for Purchase and Sale of Promissory Note, dated May 28, 1999 (the "Note Purchase Agreement"), pursuant to which RHPREL and the Trust each agreed to purchase a 50% interest in the Promissory Note from the Registrant. The aggregate purchase price for the Promissory Note was its original principal amount of $1,036,215.91, plus accrued interest. The transactions contemplated by the Note Purchase Agreement were consummated May 28, 1999.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses being acquired

                        None

         (b)      Pro forma financial information.

                        None

         (c)      Exhibits.

                        See Exhibit Index on page following Signatures.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CELEBRITY, INC.


Date:  June 4, 1999                   By: /s/ LYNN SKILLEN
                                          --------------------------------------
                                          Lynn Skillen, Vice President - Finance
                                          and Chief Financial Officer




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                                  EXHIBIT INDEX

                                 Celebrity, Inc.
                           Current Report on Form 8-K



    Exhibit
    Number                             Description
    ------                             -----------
     1            Lease Agreement, dated April 22, 1999, between the Registrant, as lessee, and Crest Properties, Ltd., as lessor, relating to property at
                  4520 Old Troup Highway, Tyler, Texas

     2            Lease Agreement, dated April 22, 1999, between The Cluett
                  Corporation, as lessee, and Crest Properties, Ltd., as lessor, and relating to property at 3200 Centre-Park Boulevard, Winston-Salem, North Carolina

     3            Agreement for Purchase and Sale of Promissory Note, dated May 28,
                  1999, by and among the Registrant, RHP Real Estate, Ltd. and The
                  Residuary Trust Created Under the Last Will and Testament of
                  Robert H. Patterson, Sr., Deceased

     4            Warrant, dated as of April 22, 1999, executed by the Registrant in favor of RHP Management, LLC, regarding the purchase of 75,000 shares of common stock of the Registrant